UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NEONC TECHNOLOGIES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

NeOnc Technologies Holdings, Inc.

23975 Park Sorrento, Suite 205
Calabasas, California 91302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 14, 2026

10:00 a.m. Pacific Daylight Time

To the Stockholders of NeOnc Technologies Holdings, Inc.:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of NeOnc Technologies Holdings, Inc. (“NeOnc”, “we”, “our”, “us”, the “Company”), a Delaware corporation to be held on August 14, 2026, at 10:00 a.m. Pacific Daylight Time, in virtual meeting format. You will be able to attend the Annual Meeting in virtual format and vote during the Annual Meeting at www.virtualshareholdermeeting.com/NTHI2026. You can also vote online before the Annual Meeting by accessing www.proxyvote.com and following instructions provided to you with these proxy materials and at such website.

At the Annual Meeting, you will be asked to consider and act upon the following matters:

(1)	Proposal One – To elect two Class I directors to serve for a three-year term ending as of the annual meeting in 2029;

(2)	Proposal Two – To approve an amendment to the Company’s 2023 Equity Incentive Plan, as amended (the “Incentive Plan”) to (i) increase the number of shares available for grant of awards by an additional 1,000,000 shares of our common stock and (ii) to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year (the “Plan Amendment Proposal”);

(3)	Proposal Three – To ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026; and

(4)	Proposal Four – To approve adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, under certain circumstances, including to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt one or more of the foregoing proposals (the “Adjournment Proposal”).

Stockholders would transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 15, 2026, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders will be available at our offices at 23975 Park Sorrento, Suite 205, Calabasas, California 91302 for a period of at least 10 days prior to the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 14, 2026:
The 2026 Notice of Annual Meeting, Proxy Statement, Proxy Card, Notice and Access Information, and Annual Report to Stockholders on Form 10-K and 10-K/A are available at www.proxyvote.com and on the investor relations page of the Company’s website at https://investors.neonc.com

You are cordially invited to attend the Annual Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

By order of the Board of Directors

/s/ Amir Heshmatpour
Amir Heshmatpour
Date: June 23, 2026	Executive Chairman, Chief Executive Officer and President

NeOnc Technologies Holdings, Inc.

23975 Park Sorrento, Suite 205
Calabasas, California 91302

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

ON AUGUST 14, 2026 AT 10:00 A.M. PACIFIC DAYLIGHT TIME

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of NeOnc Technologies Holdings, Inc. a Delaware corporation (the “Company,” “NeOnc,” “we,” “our” or “us”), of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on August 14, 2026, beginning at 10:00 a.m. Pacific Daylight Time, in virtual meeting format, which stockholders and proxyholders may access at www.virtualshareholdermeeting.com/NTHI2026. Enter your 12-digit control code and follow the instructions provided to you with these proxy materials or at such website.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to our stockholders of record as of June 15, 2026. We anticipate that the E-Proxy Notice will be sent, and a full set of proxy materials relating to our Meeting will be made available, to our stockholders commencing on or about June 23, 2026. Upon receipt of the E-Proxy Notice, stockholders may choose to request a printed copy of proxy materials at no charge. If you received an E-Proxy Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com no later than July 28, 2026, and include your control number.

The E-Proxy Notice provides that (i) the stockholder may access the notice of annual meeting of stockholder, this proxy statement, the Company’s annual report for the year ended December 31, 2025, additional solicitation materials (if any) and other proxy materials and amendments to these materials online at www.proxyvote.com and on the investor relations page of the Company’s website at https://investors.neonc.com and (ii) stockholders may also request to receive a paper copy of the proxy materials by calling 1-800-579-1639 or sending an email to sendmaterial@proxyvote.com prior to July 28, 2026, and including your control number.

The E-Proxy Notice also identifies the date, the time and details regarding the Annual Meeting; the matters to be acted upon at the Annual Meeting and the Board’s recommendation with regard to each matter.

The purpose of the Annual Meeting is to seek stockholder approval of the following proposals:

(1)	Proposal One – To elect two Class I directors to serve for a three-year term ending as of the annual meeting in 2029;

(2)	Proposal Two – To approve an amendment to the Company’s 2023 Equity Incentive Plan, as amended (the “Incentive Plan”) to (i) increase the number of shares available for grant of awards by an additional 1,000,000 shares of our common stock and (ii) to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year (the “Plan Amendment Proposal”);

(3)	Proposal Three – To ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026; and

(4)	Proposal Four – To approve adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, under certain circumstances, including to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt one or more of the foregoing proposals (the “Adjournment Proposal”).

Stockholders would transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of common stock, par value $0.0001 per share (“Common Stock”) as of June 15, 2026 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of Common Stock as of the Record Date are entitled to one (1) vote per share on each matter that is submitted to stockholders for approval.

2.	How many shares of Common Stock are “outstanding”?

As of June 15, 2026, there were 25,931,865 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “stockholder of record” of those shares. The E-Proxy Notice has been provided directly to you by NeOnc Technologies Holdings, Inc.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. The E-Proxy Notice has been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2026, but may not vote your shares on the election of directors, the Plan Amendment Proposal, the Adjournment Proposal, or any other proposal that may properly come before the Annual Meeting.

4.	Are proxy materials available on the Internet?

Yes. As permitted by SEC rules, we have elected to furnish proxy materials, including the notice of Annual Meeting, this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most stockholders will not receive printed copies of our proxy materials unless they request them. Instead, the E-Proxy Notice, which was mailed to all of our stockholders, will explain how you may access and review all of the proxy materials electronically. The E-Proxy Notice also explains how you may submit your proxy, including over the Internet or by telephone or email. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the E-Proxy Notice.

5.	How do I vote?

You may vote using any of the following methods:

On the Internet

The Company has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 13, 2026.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

The website for internet voting by record holders is www.proxyvote.com. You must enter your 12-digit control code to navigate the secure portal. If you vote on the Internet, you also can request electronic delivery of future proxy materials. You may transmit your voting instructions before 11:59 p.m., Eastern Time, on August 13, 2026.

By Attending the Annual Meeting in Virtual Meeting Format

You may attend the Annual Meeting and vote during the meeting at www.virtualshareholdermeeting.com/NTHI2026. You must enter your 12-digit control code to navigate the secure portal.

By Telephone

If you are a stockholder of record, you may vote by calling 1-800-690-6903 until 11:59 p.m., Eastern Time, on August 13, 2026. Have your proxy card and 12-digit control code and follow the instructions.

By Mail

If you requested and received printed proxy materials, you can vote by written proxy card.

Complete, sign and date the proxy card or voting instruction card accompanying the proxy materials and return it in the prepaid envelope to the following address. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the proxy holders named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

Vote Processing

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

Your vote is important. Please complete your vote using one of the voting methods above to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	giving written notice to the Corporate Secretary of the Company;

●	delivering a later-dated vote on the Internet or by telephone in a timely manner; or a valid, later-dated proxy card by mail;

●	voting on the Internet at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you request printed proxy materials, vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote:

●	“FOR” election of each of the Class I director nominees,

●	“FOR” the Plan Amendment Proposal,

●	“FOR” ratification of the appointment of CBIZ CPAs P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and

●	“FOR” adjournment of the Annual Meeting, if necessary or appropriate.

The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, the proxy holders are authorized to vote on your behalf using their best judgment.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What are abstentions and broker non-votes?

An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authorizing a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the Meeting. Abstentions will have the same effects as votes against Proposal Two – the Plan Amendment Proposal, Proposal Three – the proposal to ratify the appointment of our independent registered public accounting firm, and Proposal Four – the Adjournment Proposal.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Brokers, banks, or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” but may vote their clients’ shares on “routine” proposals. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on Proposal One – the election of directors, Proposal Two – the Plan Amendment Proposal, or Proposal Four – the Adjournment Proposal. In each case, a broker non-vote will occur and your shares will NOT be voted on these matters unless you specifically instruct your brokers on how to vote. Broker non-votes will have no effect on Proposals One, Two, and Four.

10.	What is a quorum for the Annual Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

If a quorum is not present or represented, our bylaws permit the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, to adjourn the meeting to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

11.	What are the voting requirements to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

You may vote “FOR” any or all of the nominees or you may “WITHHOLD” your vote as to any or all of the nominees. Directors are elected by the affirmative vote of a plurality of votes present in person or represented by proxy and entitled to vote at the Annual Meeting at which a quorum is present. This means that the shares voted for a nominee must exceed the votes withheld for a nominee’s election. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors a broker non-vote will occur, and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded from the vote and have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Plan Amendment

Approval of the Plan Amendment Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Annual Meeting and entitled to vote provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the Plan Amendment Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Plan Amendment Proposal, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the Plan Amendment Proposal. Abstentions will be counted as votes “against” the Plan Amendment Proposal and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of CBIZ CPAs P.C. as our Independent Registered Public Accounting Firm

The affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Annual Meeting and entitled to vote provided a quorum is present is required to approve the ratification of CBIZ CPAs P.C. as our independent registered public accounting firm. If you hold your shares in street name, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions. Abstentions will be considered present for the purpose of determining the presence of a quorum and will be counted as votes cast and therefore, will have the same effect as a vote against this proposal.

Adjournment Proposal

Approval of the Adjournment Proposal will require the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Annual Meeting and entitled to vote provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the Adjournment Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Adjournment Proposal, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the Adjournment Proposal. Abstentions will be counted as votes “against” the Adjournment Proposal and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

12.	Could other matters be decided the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you request and receive printed proxy materials and you return your signed and completed proxy card by mail or vote on the Internet or by telephone and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the proxy card will have the discretion to vote on your behalf.

13.	Who will pay for the costs of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have not retained a soliciting agent to assist in the solicitation of proxies.

14.	Do the Executive Officers and Directors have any interest in the matters to be decided at this Annual Meeting?

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except with respect to each director, to the extent that a director is a nominee for election to the Board.

15.	What is “Householding”?

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our Common Stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our Common Stock in your own name as a holder of record, “householding” will not apply to your shares.

PROPOSAL ONE
ELECTION OF CLASS I DIRECTORS

Board Size and Structure

Our authorized board of directors consists of seven (7) members. In accordance with the terms of our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes, Classes I, II and III, each to serve a three-year term, except for the directors’ initial terms. The Class I directors, Victoria Medvec, Ph.D., and Steven L. Giannotta, M.D., are standing for re-election at this 2026 Annual Meeting, the Class II directors, Bader Almonawer, Jim Dleshad and Ming-Fu (Alan) Chiang, M.D., Ph.D., MBA, will be standing for re-election at the 2027 annual meeting of stockholders, and the Class III directors, Amir Heshmatpour and Thomas C. Chen, M.D., Ph.D. will be standing for re-election at the 2028 annual meeting of stockholders.

According to the terms of our amended and restated certificate of incorporation, at the first annual meeting of stockholders following the initial classification of the board of directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following such initial classification, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following such initial classification, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. Then, at each succeeding annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. Since this Annual Meeting is our first annual meeting of stockholders following the initial classification of our board of directors, we are nominating two (2) Class I directors listed below for re-election for a full term of three years.

Nominees for Election

At the Annual Meeting, two nominees, each of whom currently serves as a Class I director and has been nominated for re-election by our Board based on the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), are to be elected as the Class I directors.

Each nominee has consented to being named as a nominee in this Proxy Statement and if re-elected, to serve on our Board for a three-year term until the 2029 annual meeting and until his or her successor has been elected and qualified.

If either nominee listed in the table below should become unavailable for any reason, which the Board does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board prior to or at the Annual Meeting, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available. No proxy may vote for more than the two nominees for Class I director. The information concerning the nominees and their security holdings has been furnished by them to us.

The following table sets forth the names and ages of our Class I director nominees:

Name	Age	Title
Victoria Medvec, Ph.D.	61	Director
Steven L. Giannotta, M.D.	78	Director

Directors are nominated by our Board based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, excellent decision-making ability, business experience, personal integrity and reputation. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”

Assuming the nominees are elected, we will have seven directors serving as follows:

Class I Directors: Victoria Medvec, Ph.D., and Steven L. Giannotta, M.D.	Term Expires at our 2029 annual meeting of stockholders

Class II Directors: Bader Almonawer, Jim Delshad and Ming-Fu (Alan) Chiang, M.D., Ph.D., MBA	Term Expires at our 2027 annual meeting of stockholders

Class III Directors: Amir Heshmatpour and Thomas C. Chen, M.D., Ph.D.	Term expires at our 2028 annual meeting of stockholders

Vote Required; Board of Directors Recommendation

You may vote in favor of any or all of the nominees or you may withhold your vote as to any or all of the nominees. The affirmative vote of a plurality of all of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary for the election of the Class I directors, assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. No proxy may vote for more than the two nominees for Class I director. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur, and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board Leadership Structure and Risk Oversight

Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having Amir Heshmatpour serve as our Executive Chairman and Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board. These committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility; a component of these reports is the risks within their areas of responsibility, and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Directors

The following table sets forth certain information regarding our current directors and director nominees:

Name	Age	Position	Director Class
Amir Heshmatpour	59	Chief Executive Officer, President, Executive Chairman	Class III
Thomas C. Chen, M.D., Ph.D.	63	Chief Medical Officer, Chief Scientific Officer, Vice-chairman	Class III
Bader Almonawer(1)	34	Director	Class II
Jim Delshad(2)	85	Director	Class II
Ming-Fu (Alan) Chiang, M.D., Ph.D., MBA	71	Director	Class II
Victoria Medvec, Ph.D.(3)	61	Director	Class I
Steven L. Giannotta, M.D.(4)	78	Director	Class I

(1)	Chair of Audit Committee and Member of Compensation Committee
(2)	Chair of Nominating Committee, and Member Audit Committee and Compensation Committee
(3)	Chair of Compensation Committee and Member of Audit Committee and Nominating Committee
(4)	Member of Nominating Committee

Each of our directors, including our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of and seeks to continue to include persons whose diversity of skills, experience and background are complementary to those of our other directors.

Nominees for Class I Director for Term Ending as of the Annual Meeting of Stockholders in 2029

Victoria Medvec. Ph.D. Dr. Medvec has served on NeOnc Technologies Holdings, Inc.’s board of directors since March 2025. Since 1995, Dr. Medvec has been the Adeline Barry Davee Professor of Management and Organizations at the Kellogg School of Management at Northwestern University. In addition, Dr. Medvec is a co-founder and the Executive Director of the Center for Executive Women at the Kellogg School. Since 2002 Dr. Medvec has served as the CEO of Medvec and Associates, a consulting firm focused on high stakes negotiations and strategic decisions. Dr. Medvec received her Ph. D in psychology from Cornell University and Bachelor of Arts degree in Economics, Management, and Psychology from Bucknell University. Dr Medvec is a renowned expert in the areas of negotiations, executive decision making, influence, and corporate governance. Dr. Medvec’s research is published in top academic journals, and she is the author of the best-selling book, “Negotiate Without Fear”. Dr. Medvec has served on both public and private company boards across many industries, including banking, human resources and benefits administration. She also is a Ringleader in Ringleader Ventures, a unique venture fund matching start up technologies with corporate needs. We believe that Dr. Victoria Medvec’s extensive corporate and leadership experience qualifies her to serve on our Board of Directors.

Steven L. Giannotta, M.D. Dr. Giannotta has served on NeOnc Technologies Holdings, Inc.’s board of directors since March 2025. Dr Giannotta joined the University of Southern California Department of Neurosurgery in 1980 and has since become internationally recognized for his groundbreaking work in cerebrovascular disease, including pioneering “hyperdynamic therapy”; as a clinical approach to combat cerebral vasospasm. His research interests encompass cerebral blood flow, ischemia, and the impact of ethnic differences on cerebrovascular disorders. Dr. Giannotta’s clinical achievements include performing over 1,000 intracranial aneurysm surgeries and developing a comprehensive, multidisciplinary approach to complex cerebrovascular conditions. He is involved in many local, national, and international neurological committees and organizations. Dr. Giannotta earned his degree and completed his residency at the University of Michigan. He continues to serve as a Professor and Chair of the Department of Neurological Surgery at USC Keck School of Medicine and a practicing neurosurgeon. We believe that Dr. Giannotta’s experience qualifies him to serve on our Board of Directors.

Continuing Class II Directors Whose Terms Expire as of the Annual Meeting of Stockholders in 2027

Bader Almonawer. Mr. Almonawer has served on NeOnc Technologies Holdings, Inc.’s Board since March 2025. He is an experienced professional with more than a decade of experience in venture capital, investment banking, and business consulting and development. Since 2013, Mr. Almonawer has served as Managing Partner for Arabian Group, overseeing its venture capital investments. In 2017, he founded Oasis Capital, a VC fund, and invested in numerous startups at their early stages, many of which have since grown into multibillion-dollar corporations. Mr. Almonawer has a background in investment banking and consulting; he has amassed valuable experience at McKinsey & Company from 2016 to 2016, Citigroup’s M&A advisory from 2021 to 2023, Wafra Inc.’s Alternative Investments Division from 2021 to 2021, and the World Bank from 2016 to 2017. After receiving his Bachelor of Science in Industrial Engineering and Operations Research from Penn State University, Mr. Almonawer earned a Master of Arts in Economics and Financial Policy at Cornell University, earning Pi Alpha Alpha honors. Mr. Almonawer received his Master of Business Administration from Massachusetts Institute of Technology where he received the Halaby Fellowship, a merit-based fellowship recognizing his outstanding academic excellence and professional achievements. We believe that Mr. Bader Almonawer’s experience qualifies him to serve on our Board of Directors.

Jim Delshad. The Honorable Jimmy Delshad has served on NeOnc Technologies Holdings, Inc.’s board of directors since March 2025. He served two terms as Mayor of Beverly Hills, starting in 2007, pioneering “Smart City” initiatives that transformed the city into a model of technological advancement and security. Mr. Delshad holds the honorary title of “Goodwill Ambassador of Beverly Hills” in recognition of his contributions to the city. Mr. Delshad served as President of Magbit Foundation 2002 to 2006 and was its chairman from 2006 to 2010. Over the past two decades he has provided management consulting services, including strategic advisory services across private, public, and non-profit sectors. His expertise spans government affairs, real estate, and healthcare, including project management, client relations and strategic planning, with a strong emphasis on non-profit development and donor engagement. We believe that Mr. Delshad’s track record of leading diverse teams and management experience qualify him to serve on our Board of Directors.

Ming-Fu (Alan) Chiang, M.D., Ph.D., MBA. Dr. Chiang has served on NeOnc Technologies Holdings, Inc.’s board of directors since March 2025. Dr. Chiang was a neurosurgeon and the former Vice-director of the Department of Surgery and former Chairman of Neurosurgery at Mackay Memorial Hospital in Taipei, Taiwan from August 1991 to June 2020. Since July 2020, he has been practicing neurosurgeon at Chung-Shan Hospital and Taiwan Adventist Hospital in Taipei, Taiwan. Dr. Chiang has a Ph.D. in neuro-oncology from Klinikum Steglitz, Free University of Berlin, Germany, and his EMBA (Executive Management Business & Administration) from National Taiwan University. He has published several articles on brain tumors and spine surgery. He is a peer reviewer of several international journals and a primary reviewer for research proposals of the Ministry of Science and Technology, Taiwan. He is an international member of the American Association of Neurological Surgeons and North American Spine Society and a fellow of the International College of Surgery. Dr. Chiang has also previously served as the CEO of NeuCen Biomedical, Inc. and Orion Biotech Inc. We believe that Dr. Chiang’s experience qualifies him to serve on our Board of Directors.

Continuing Class III Directors Whose Terms Expire as of the Annual Meeting of Stockholders in 2028

Amir Heshmatpour. Mr. Heshmatpour has served as the Company’s Chief Executive Officer since October 2025, the Company’s President since April 2025, and a member of the Company’s Board since January 2023, serving as its Executive Chairman. Mr. Heshmatpour founded AFH Holding and Advisory LLC (“AFH”) in July 2005 and has been the Managing Director of AFH since its founding. Mr. Heshmatpour, through AFH, his family office, has been involved in multiple biotech transactions from private to public. From 2018 to 2022, through a special purpose vehicle, Shuttle Pharmaceuticals Holdings Inc. (“SPH”), Mr. Heshmatpour restructured the board of directors, management, and recapitalized an IPO of a Georgetown phase II oncology asset. The SPV was created in 2018 and eventually was successfully listed on Nasdaq in 2022. Since then, he has been involved in NeOnc Technologies Holdings, Inc., where he has provided strategic advisory services. Mr. Heshmatpour has a certification in corporate governance from the UCLA Anderson School of Management where he is a board advisor for the Price Center for Entrepreneurship & Innovation. In February 2024, Mr. Heshmatpour joined the Board of Directors of Make-A-Wish Foundation (Tri-Counties, Los Angeles Chapter). We believe that Mr. Heshmatpour’s financial acumen, entrepreneurial drive, dedication to improving lives of those facing critical health challenges, and global perspective qualify him to serve on our Board.

Thomas C. Chen, M.D., Ph.D. Dr. Chen is a founder of and has served as NeOnc Technologies Holdings, Inc.’s Chief Medical Officer and Chief Scientific Officer since October 2025, the Company’s Chief Executive Officer from April 2023 to October 2025, and has been a member of the Board since January 2023, serving as its Vice-chairman. Since July 1997, Dr. Chen has been a board-certified neurosurgeon at the Keck School of Medicine at the University of Southern California (“USC”). He is also a tenured professor of Neurosurgery and Pathology and the Director of Surgical Neuro-Oncology at USC. Dr. Chen’s work is widely published, including 148+ peer-reviewed clinical studies. He maintains a clinical practice in both surgical neuro-oncology and spine surgery, as well as heads a research laboratory focused on glioma biology. He graduated summa cum laude from the University of Illinois at Urbana-Champaign with Bronze Tablet honors and Phi Beta Kappa. He graduated in the top 10% of his class from the University of California San Francisco with an M.D. degree and was awarded Alpha Omega Alpha. He earned his Ph.D. in pathobiology from University of Southern California where he wrote his thesis on the role of immunotherapy in malignant brain tumors. Dr. Chen is one of a few surgical neuro-oncologists in the United States specializing in spine cancer surgery. In addition to clinical practice in both surgical neuro-oncology and spine surgery, he heads a research laboratory focused on glioma biology. He is on the editorial board of The Spine Journal and on the review board for Neurosurgery and Journal of Neurosurgery. We believe that Dr. Chen’s extensive knowledge of NeOnc’s business and his extensive corporate and leadership experience as the founder of NeOnc and its Chief Executive Officer qualify him to serve on our Board of Directors.

Executive Officers

The following table provides certain information regarding the executive officers of the Company.

Name	Age	Position
Amir Heshmatpour	59	Chief Executive Officer, President, Executive Chairman
Thomas C. Chen, M.D., Ph.D.	63	Chief Medical Officer, Chief Scientific Officer, Vice-chair
Keithly Garnett	51	Chief Financial Officer
David Suh	32	Chief Accounting Officer
Josh Neman, Ph.D.	48	Chief Clinical Officer

Information about Amir Heshmatpour, our Chief Executive Officer and President, and Thomas C. Chen, our Chief Medical Officer and Chief Scientific Officer, is set forth above under “Directors”.

Keithly Garnett. Mr. Garnett has served as NeOnc Technologies Holdings, Inc.’s Chief Financial Officer since April 2023 and served as a director from January 2023 to March 2025. Mr. Garnett spent over 17 years with Ernst & Young LLP in their Transaction Advisory Services practice. During that time, he specialized in business valuation modelling and strategy. His services were provided in support of audit related work for financial reporting, tax planning and management planning. His client list included companies such as Amgen, Edwards Life Sciences, Medtronic, etc. In any given year, he led over 50 transaction analyses and/or review for publicly traded companies, in connection with their SEC financial reporting requirements. From March 2017 to January 2023, Mr. Garnett was a Director at Sycamore Valuation. Since January 2021, Mr. Garnett has worked as the Chief Financial Officer of AFH Holding & Advisory, a single member family office based in Malibu. From 2018 to 2022, he was involved with the Shuttle Pharmaceutical Holdings public offering, which was successfully listed on the Nasdaq in 2022. Mr. Garnett holds a Master’s of Business Administration with a concentration in Corporate Financial Management, and a Bachelor of Science degree in Business Management. He also completed the Columbia University Executive Education program with a certificate from the Chief Financial Officer program.

David Suh. Mr. Suh has served as NeOnc Technologies Holdings, Inc.’s Chief Accounting Officer since March 2026. Mr. Suh has more than a decade of experience in accounting, financial reporting, and internal controls for both public and private companies. From January 2021 to March 2026, Mr. Suh was a director at Blythe Global Advisors, where he advised companies across multiple industries on technical accounting matters, SEC reporting, and Sarbanes-Oxley compliance. He led engagements involving financial reporting transformation, internal control design and implementation, and accounting for complex transactions including equity instruments, debt financing, and business combinations. Earlier in his career, Mr. Suh held positions at Grant Thornton (2018-2021) and Ernst & Young (2016-2018), where he provided assurance and advisory services to public and private companies. Mr. Suh is a Certified Public Accountant (CPA). He holds a Master of Professional Accountancy and a Bachelor of Arts in Business Economics with a minor in Accounting from the University of California, Irvine.

Josh Neman, Ph.D. Mr. Neman has served as NeOnc Technologies Holdings, Inc’s Chief Scientific Officer since June 2024. Since July 2014 Dr. Neman has served as an Associate Professor of Neurological Surgery, Neuroscience, and Physiology at the Keck School of Medicine (“Keck”) of the University of Southern California (“USC”). In addition to his academic role, he has held several key leadership positions at Keck, including Program Chair of the Cancer Biology and Genomics PhD Program since July 2019, and Scientific Director at the USC Brain Tumor Center since July 2021. In January 2021, Mr. Neman co-founded Synaptical Inc., a digital startup dedicated to providing cancer patients with guidance, education, and resources. He currently serves as its Chief Executive Officer. He also founded CNSMENDER Consulting LLC in January 2022, where he continues to serve as Chief Executive Officer. Dr. Neman earned both his Bachelor of Science and Ph.D. in Neurobiology from the University of California, Los Angeles.

Family Relationships

There are no family relationships between any of the directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years.

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that our directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2025, except: Keithly Garnett filed three late Form 4s; David Suh filed one late Form 4 and one late Form 3; Amir Heshmatpour filed two late Form 4s; our former board of director Ishwar K. Puri filed one late Form 3; Jim Delshad filed one late Form 4; and Thomas Chen filed one late Form 4.

Further, based solely on the reports received by us and on the representations of the reporting persons, we believe each greater than ten percent holder complied with all applicable filing requirements during the fiscal year ended December 31, 2025.

Corporate Governance and Board Matters

Vacancies

The Board of Directors is a classified board, which means that our directors hold office for staggered or overlapping terms, so that the terms of all directors do not expire in the same year. Each class consists, as nearly as possible, of one-third of the total number of directors. Directors in each class are elected for terms of three years and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.

Director Independence

We are listed on the Nasdaq Global Market (“Nasdaq”) and under the Nasdaq listing requirements and rules (“Nasdaq Listing Rules”), a majority of our directors must be independent directors. Accordingly, we have applied Nasdaq Listing Rules in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating Committee, that Bader Monawer, Jim Delshad, Dr. Victoria Medvec, Dr. Steven Giannotta qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In order to promote open discussion among independent directors, our Board intends to adopt a policy of regularly conducting executive sessions of independent directors at scheduled meetings led by the lead independent director and at such other times requested by other independent directors. Executive sessions shall not include Dr. Thomas Chen, M.D., Ph.D., Mr. Amir Heshmatpour or Dr. Ming-Fu (Alan) Chiang.

In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee, as discussed below. The Nominating Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.

Attendance at Board and Committee Meetings

During fiscal year ending December 31, 2025, our Board held three meetings, the audit committee held three meetings, the compensation committee held two meetings and the nominating and corporate governance committee held one meeting. During that time, each of our directors, except for Dr. Steven Giannotta, attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of our Board on which he or she served (held during the period that such director served). The Company’s policy is to encourage, but not require, board of directors to attend annual stockholder meetings. We understand, however, that occasionally a director may be unable to attend a meeting due to conflicts or unforeseen circumstances.

Committees and Corporate Governance

The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.

Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications and responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the Chief Executive Officer, annual performance evaluation, management succession, and oversight of and risk management. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the members of the Board who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at https://investors.neonc.com/corporate-governance/governance-overview and are available in print upon request to the Secretary of NeOnc Technologies Holdings, Inc., 23975 Park Sorrento, Suite 205, Calabasas, California 90302.

The Audit Committee

The Audit Committee of the Board consists of three directors, who are independent pursuant to the Director Independence Standards of Nasdaq and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Bader Almonawer, Chair, Jim Delshad, and Dr. Victoria Medvec. The Board has determined that Bader Almonawer qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls, including the following functions:

●	Appointment, compensation, evaluation, retention and termination, if necessary, and oversight of the work of the independent registered public accounting firm engaged to perform audit services and any permissible non-audit services for the Company;

●	Review the Company’s annual and quarterly financial statements and reports, discuss the same with the Company’s independent registered public accounting firm and management, review disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, recommend the annual audited financial statements to the Board for inclusion in the Company’s Form 10-K;

●	Pre-approve all audit and permitted non-audit services to be performed by the independent accountants;

●	Review and ensure the independence of the independent accountants;

●	Review and oversee the internal audit function and the adequacy and effectiveness of the Company’s internal controls and disclosure of controls and procedures;

●	Monitor regular rotation of audit partners by the independent accountants, as required by law;

●	Consider and approve or disapprove all related party transactions;

●	Review and discuss with the independent registered public accounting firm and management, the form of the audit opinion to be issued by the auditors, as well as significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;

●	Conduct an annual assessment of the performance of the Audit Committee and its members, and the adequacy of its charter; and

●	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Board has determined that each current member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act and is a person whom the Board has determined has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The Board has also determined that Jonathan New qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.

The Compensation Committee

The Compensation Committee of the Board consists of three directors, who are independent pursuant to the Director Independence Standards of Nasdaq and other SEC rules and regulations applicable to compensation committees. The following directors are currently members of the Compensation Committee: Victoria Medvec, Chair, Jim Delshad, and Bader Almonawer.

The purpose of the Compensation Committee is to assist the Board in carrying out its responsibilities relating to the compensation of the Company’s directors and executive officers, including the following functions:

●	Annually, without the participation of the Chief Executive Officer, review and approve the corporate goals and objectives with respect to the compensation of the Chief Executive Officer, evaluate his or her performance in light of established goals and objectives, and determine his or her compensation;

●	Annually, review and approve the evaluation process and compensation of the Company’s executive officers, including the Chief Executive Officer’s evaluation of the same, and approve compensation of the executive officers;

●	Review and approve any employment agreement or severance arrangement with any executive officer;

●	Review and oversee compensation policies generally;

●	Approve equity incentives, make recommendations to the Board as to equity-based plans and administer any such plans;

●	If required, review with management disclosures under the caption “Compensation Discussion and Analysis” and recommend to the full Board its inclusion in periodic reports to be filed with the SEC; and

●	Review and evaluate annually the performance of the committee and the adequacy of its charter.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee were officers or employees of the Company during 2025 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

The Nominating and Corporate Governance Committee

The Nominating Committee of the Board consists of three directors, who are independent pursuant to the Director Independence Standards of Nasdaq and other SEC rules and regulations applicable to nominating and governance committees. The following directors are currently members of the Nominating Committee: Jim Delshad, Chair, Steven Giannotta and Victoria Medvec.

The purpose of the Nominating Committee is to assist the Board in overseeing the affairs of the Company to assure that it is in compliance with all applicable corporate governance requirements, including the following functions:

●	Reviewing qualification of new and existing Board members, considering and affirmatively determining the independence of the members in accordance with the independence standards of the SEC and Nasdaq;

●	Recommending nominees for election to the Board;

●	Identifying, selecting and recommending candidates to fill any vacancy on the Board and/or committee of the Board;

●	Evaluating the composition of the Board and its committees, overseeing the annual Board evaluation, including members of the Board;

●	Ensuring the process for selection of Board members is fully disclosed and that a policy exists for communications between stockholders and the Board;

●	Establishing and reviewing corporate governance policies, guidelines and practices, including evaluating the committee’s performance and charter, and recommending any changes.

The Nominating Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Board has determined that each member of the Nominating Committee is independent under Nasdaq listing standards.

The Director Nomination Process

The Nominating Committee considers nominees from all sources, including stockholders. The Nominating Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board and to select or recommend nominees to the Board to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The Board consists of a majority of directors who (i) qualify as “independent” directors within the meaning of Nasdaq listing standards, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service as a director in the belief that continuity of service and the past contributions of directors who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominations. Director nominees provided by stockholders to the Nominating Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. Article II, Section 10 of our Bylaws provides specific procedures for shareholders to nominate directors. The procedures are as follows:

(a) Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the board of directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the board of directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Corporation not more than the 120th day prior to the date of the meeting and not later than (i) the 90th day prior to the date of the meeting or, (ii) if later, the 10th day following the day on which public announcement of the date of the meeting was made. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation’s books, of such stockholder and (2) the class and number of shares of the Corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the Corporation’s securities, and (iii) the consent of each nominee to be named in the proxy and accompanying proxy card and to serve as a director of the Corporation if so elected for a full term until the next meeting at which such nominee would face re-election. For such nominations, a representation that the stockholder intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect any nominee and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this bylaw. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and if so determined, the chairman shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.10, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10.

(b) Notwithstanding anything to the contrary in this Section 2.10, in no event may a stockholder provide timely notice with respect to a greater number of director candidates than are subject to election by stockholders at the annual meeting or special meeting, as applicable.

(c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.10.

(d) In addition to the requirements of this Section 2.10 with respect to any nomination proposed to be made at a meeting, each stockholder providing notice as to nominations pursuant to this Section 2.10 shall comply with all applicable requirements of the Exchange Act, with respect to any such nominations.

(e) Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, (i) no such stockholder shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any such stockholder (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the Corporation shall disregard any proxies or votes solicited for such stockholder’s candidates. If any such stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

Should you have any questions regarding these procedures or would like to receive a full copy of our Bylaws, you may do so by contacting the Company’s Secretary, 23975 Park Sorrento, Suite 205, Calabasas, CA 91302.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the Investor Relations page of our website located at and in print upon request to the Company’s Secretary, 23975 Park Sorrento, Suite 205, Calabasas, CA 91302. If we make amendments to the Code of Conduct and Ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Insider Trading Policy

The Company has adopted an Insider Trading Policy that applies to directors, officers, and employees of the Company and contractors or consultants who have access to material nonpublic information. Our Insider Trading Policy is attached as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026.

Non-Employee Director Compensation

We did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2024.

In February 2024, 50,000 shares of restricted stock were granted to Dr. Victoria Medvec, Ph.D. The forgoing restricted stock vested one hundred percent (100%) seven months following March 25, 2025.

In February 2024, 50,000 shares of restricted stock were granted to Bader Almonawer. The forgoing restricted stock vested one hundred percent (100%) seven months following March 25, 2025.

In February 2025, 50,000 shares of restricted stock were granted to each of Dr. Steven L. Giannotta, Jim Delshad and Dr. Ming-Fu Chiang. The forgoing restricted stock vested one hundred percent (100%) seven months following March 25, 2025. In September 2025, an additional 10,000 restricted stock were granted to Dr. Ming-Fu Chiang in connection with his service on the Scientific Advisory Board. This restricted stock will vest over a 12-month period.

The following table sets forth information regarding compensation earned by or paid to each person who served as a non-employee member of the Company during the fiscal year ending December 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)	Stock Awards ($)	Total ($)
Bader Almonawer	$0	$-	$443,000	$443,000
Dr. Ming-Fu (Alan) Chiang	$0	$-	$443,000	$443,000
Victoria Medvec	$0	$-	$443,000	$443,000
Jim Delshad	$0	$-	$443,000	$443,000
Steven Giannotta	$0	-	$443,000	$443,000
Total				$2,215,000

(1)	The amounts listed in this column represent the retainer paid to each director for their service on the board and any committees on which they served during 2025.

Compensation Arrangements

Our non-employee director compensation is comprised of cash compensation. Further, we reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.

The Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices only upon the recommendation of the Compensation Committee, and discussion and approval by the Board.

Our Board, following the Compensation Committee’s recommendation, has approved the compensation of our non-employee directors, as described below. The Compensation Committee believes that our non-employee director compensation remains aligned with director compensation practices at our peer companies while considering the ongoing cash constraints of the Company.

For 2025, our non-employee director annual compensation consisted of $0 in cash.

EXECUTIVE COMPENSATION

Our policies with respect to the compensation of our executive officers is administered by the Compensation Committee. The compensation policies are intended to provide for compensation that is sufficient to attract, motivate, and retain executives and potentially other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

Summary Compensation Table

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our principal executive officer and our principal financial officer during the years ended December 31, 2025 and 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	Other Compensation ($)	Total ($)
Dr. Thomas C. Chen - Chief Medical Officer(1)	2025	$212,000	$0	$0	$0	$0	$0	$0	$212,000
	2024	$212,000	$0	$0	$0	$0	$0	$0	$212,000
Patrick Walters - Chief Operating Officer(2)	2025	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2024	$195,000	$0	$0	$0	$0	$0	$0	$195,000
Keithly Garnett - Chief Financial Officer	2025	$179,000	$0	$0	$0	$0	$0	$0	$179,000
	2024	$179,000	$0	$0	$0	$0	$0	$0	$179,000
Amir Heshmatpour - Chief Executive Officer	2025	$0	$0	$0	$0	$0	$0	$0	$0
	2024	$0	$0	$0	$0	$0	$0	$0	$0
Josh Neman - Chief Clinical Officer	2025	$165,000	$0	$0	$0	$0	$0	$0	$165,000
	2024	$0	$0	$0	$0	$0	$0	$0	$195,000

(1).	Dr. Chen served as our Chief Executive Officer until October 31, 2025 and is the Chief Medical Officer and Chief Scientific Officer of the Company.
(2).	Mr. Walters served as our Chief Financial Officer until April 7, 2023. Mr. Walters retired effective June 1, 2025.

Employment Agreements

On January 4, 2024, the Company entered into an employment agreement, as amended (“Chen Agreement”) with Dr. Thomas C. Chen to serve as Chief Executive Officer and Chief Scientific Officer of the Company. The term of the Chen Agreement commenced upon the effective date of the Company’s listing of its Common Stock on a national securities exchange on March 25, 2025, and continued for a period of seven months. The term automatically renewed for successive one-year periods until either party delivers written notice of their intent not to renew at least fifteen days prior to the expiration of the then effective term. The Chen Agreement provided for a base salary of $212,000. In addition, Dr. Chen shall be eligible to participate in any bonus or incentive programs established by the Company. The Chen Agreement may be terminated by either the Company or Dr. Chen at any time and for any reason or for no reason at all, subject to the terms of the Chen Agreement. Upon termination with good cause of the Chen Agreement by Dr. Chen, he shall be entitled to receive (i) his base salary until the end of the three-month severance period, reduced by any cash remuneration paid to Dr. Chen during the severance period, and (ii) benefits. Dr. Chen’s employment may also be terminated by the Company at any time, with cause, death or disability (as defined in the Employment Agreement). Upon termination without cause of the Chen Agreement by the Company, Dr. Chen shall be entitled to receive (i) his base salary until the end of the severance period, and (ii) accrued compensation and benefits. Upon termination of the Chen Agreement due to a permanent disability, Dr. Chen shall be entitled to receive payments equal to the base salary for the severance period. On October 31, 2025 the Company entered into a Third Amendment to the Chen Agreement with Dr. Chen, amending Dr. Chen’s existing employment agreement with the Company, dated as of January 4, 2024, as amended by that certain Amendment to Employment Agreement, dated as of July 12, 2024 and that certain Second Amendment to Employment Agreement, dated as of December 31, 2024 (as amended, the “Existing Chen Agreement”). Except as provided therein, all other terms of the Existing Chen Agreement remain the same. The Chen Agreement amendment amends Dr. Chen’s title from Chief Executive Officer to Chief Medical Officer and Chief Scientific Officer.

On January 4, 2024, the Company entered into an employment agreement, as amended (“Walters Agreement”) with Patrick Walters to serve as Chief Operating Officer of the Company. The term of the Walters Agreement commenced upon the effective date of the Company’s listing of its Common Stock on a national securities exchange on March 25, 2025, and continued for a period of seven months. The term automatically renewed for successive one-year periods until either party delivered written notice of their intent not to renew at least fifteen days prior to the expiration of the then effective term. The Walters Agreement provided for a base salary of $195,000. In addition, Mr. Walters was eligible to participate in any bonus or incentive programs established by the Company. Upon Mr. Walters’ retirement effective June 1, 2025, his employment agreement was terminated.

On January 4, 2024, the Company entered into an employment agreement, as amended (“Garnett Agreement”) with Keithly Garnett to serve as Chief Financial Officer of the Company. The term of the Garnett Agreement commenced upon the effective date of the Company’s listing of its Common Stock on a national securities exchange on March 25, 2025, and continued for a period of seven months. The term automatically renews for successive one-year periods until either party delivers written notice of their intent not to renew at least fifteen days prior to the expiration of the then effective term. The Garnett Agreement provided for a base salary of $179,000. In addition, Mr. Garnett is eligible to participate in any bonus or incentive programs established by the Company. The Garnett Agreement may be terminated by either the Company or Mr. Garnett at any time and for any reason or for no reason at all, subject to the terms of the Garnett Agreement. Upon termination with good cause of the Garnett Agreement by Mr. Garnett, he shall be entitled to receive (i) his base salary until the end of the three-month severance period reduced by any cash remuneration paid to Mr. Garnett during the severance period, and (ii) benefits. Mr. Garnett’s employment may also be terminated by the Company at any time, with cause, death or disability (as defined in the Garnett Agreement). Upon termination without cause of the Garnett Agreement by the Company, Mr. Garnett shall be entitled to receive (i) his base salary until the end of the severance period, and (ii) accrued compensation and benefits. Upon the termination of the Garnett Agreement due to a permanent disability, Mr. Garnett shall be entitled to receive payments equal to the base salary for the severance period.

On June 5, 2025, the Company entered into an employment agreement (“Neman Agreement”) with Josh Neman to serve as Chief Clinical Officer of the Company. The term of the Neman Agreement commenced on June 5, 2025, and continues for a period of twelve months. The term will automatically renew for successive one-year periods until either party delivers written notice of their intent not to renew at least fifteen days prior to the expiration of the then effective term. The Neman Agreement provides for a base salary of $165,000. In addition, Mr. Neman is eligible to participate in any bonus or incentive programs established by the Company. The Neman Agreement may be terminated by either the Company or Mr. Neman at any time and for any reason or for no reason at all, subject to the terms of the Neman Agreement. Upon termination with good reason of the Neman Agreement by Mr. Neman, he shall be entitled to receive (i) his base salary until the end of the three-month severance period, reduced by any cash remuneration paid to Mr. Neman during the severance period, and (ii) benefits. Mr. Neman’s employment may also be terminated by the Company at any time, with cause, death or disability (as defined in the Neman Agreement). Upon termination without cause of the Neman Agreement by the Company, Mr. Neman shall be entitled to receive (i) his base salary until the end of the severance period, and (ii) accrued compensation and benefits. Upon the termination of the Neman Agreement due to a permanent disability, Mr. Neman shall be entitled to receive payments equal to the base salary for the severance period.

On October 31, 2025, the Company verbally agreed to the following terms of employment with Amir Heshmatpour while a formal employment agreement is being negotiated. The Company will pay Mr. Heshmatpour $1 per year until his employment agreement is finalized. Mr. Heshmatpour is party to an indemnification agreement with the Company on the Company’s standard form of indemnification agreement entered into with each of its officers and directors. In connection with his appointment as Chief Executive Officer, Mr. Heshmatpour will be granted 1,200,000 shares of restricted stock pursuant to the Company’s 2023 Equity Incentive Plan. One-half of the shares of restricted stock vested on January 2, 2026. The remaining one-half of the shares of restricted stock will vest thereafter in twelve (12) equal monthly installments.

On March 12, 2026, the Company entered into an employment agreement (“Suh Agreement”) with David Suh to serve as Chief Accounting Officer of the Company. The term of the Employment Agreement commenced on March 12, 2026, and continues for a period of twelve months. The term will automatically renew for successive one-year periods until either party delivers written notice of their intent not to renew at least fifteen days prior to the expiration of the then effective term. The Suh Agreement provides for a base salary of $162,500. In addition, Mr. Suh is entitled to participate in the Company’s 2023 Incentive Stock Plan, under which 170,000 restricted shares were granted as of Mr. Suh’s start date, and of which 53,333 of the restricted shares vested on March 12, 2026, 58,333 of the restricted shares will vest at the one-year anniversary of employment with the Company, and the remaining 58,334 restricted shares are performance-based, the vesting of which will be predicated on certain performance metrics being met as set forth in Mr. Suh’s individual grant agreement. The Suh Agreement may be terminated by either the Company or Mr. Suh at any time and for any reason or for no reason at all, subject to the terms of the Suh Agreement. Upon termination with good reason of the Suh Agreement by Mr. Suh, he shall be entitled to receive (i) his base salary until the end of the three month severance period, reduced by any cash remuneration paid to Mr. Suh during the severance period, and (ii) benefits. Mr. Suh’s employment may also be terminated by the Company at any time, with cause, death or disability (as defined in the Suh Agreement). Upon termination without cause of the Suh Agreement by the Company, Mr. Suh shall be entitled to receive (i) his base salary until the end of the severance period, and (ii) accrued compensation and benefits. Upon the termination of the Suh Agreement due to a permanent disability, Mr. Suh shall be entitled to receive payments equal to the base salary for the severance period.

Equity Incentive Plans

2013 Option Plan

As of December 31, 2022, there were 24,328 vested stock options outstanding under the Company’s 2013 Option Plan, which were cancelled in January 2023. These options had a weighted average exercise price of $0.36 per share. There were no grants during the year ended December 31, 2024 and 2023. As of December 31, 2024 and 2023, there were no stock options outstanding. There is no further activity expected under the 2013 Option Plan.

2023 Equity Incentive Plan

We have adopted the 2023 Equity Incentive Plan under which an aggregate of 4,764,507 shares of our Common Stock is currently reserved for issuance and available for awards thereunder, including incentive stock options granted under the Incentive Plan. The Incentive Plan administrator may grant awards to any employee, director, consultant, or other person providing services to us or our affiliates. A total of 4,345,000 shares of restricted stock were granted to our executive officers, directors, advisory board members and employees further to the Incentive Plan as described below. The Incentive Plan is currently administered by the Board. The Incentive Plan administrator has the authority to determine, within the limits of the express provisions of the Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Board may at any time amend or terminate the Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Incentive Plan without the consent of the recipient. No awards may be made under the Incentive Plan after the tenth anniversary of its effective date.

Equity Compensation Plan Information

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2025.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	-	$-	-
Equity compensation plans not approved by security holders	-	-	$419,507
Total		$-	$419,507

(1).	The Company has one active compensation plan, the 2023 Plan.
(2).	Represents the exercise price of outstanding stock options.

Awards under the Incentive Plan may include incentive stock options, nonqualified stock options, restricted shares of Common Stock and restricted stock units.

Stock Options. The Incentive Plan administrator may grant to a participant options to purchase our Common Stock that qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Incentive Plan administrator. The exercise price for stock options will be determined by the Incentive Plan administrator in its discretion, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock Options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the Incentive Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the Incentive Plan administrator’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of our Common Stock held by the participant or in any other form of consideration acceptable to the Incentive Plan administrator (including one or more forms of “cashless” or “net” exercise).

Restricted Shares and Restricted Stock Units. The Incentive Plan administrator may award to a participant shares of Common Stock, subject to specified restrictions. Restricted shares or restricted stock units, are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

In January 2024, 800,000 shares of restricted stock were granted to Thomas C. Chen, M.D., Ph.D. (“Dr. Chen”) One-third of such restricted stock have vested and one-third vests in equal monthly installments over a one (1) year period commencing on the eighth month from March 25, 2025. The remaining one-third is performance-based, the vesting of which is predicated on certain performance metrics being met as set forth in Dr. Chen’s individual grant agreement. As of April 30, 2026, the board of directors approved the acceleration of vesting for the remaining tranche 2 shares. In October 2024, 200,000 shares of restricted stock were granted to Dr. Chen, all of which have vested.

In January 2024, 300,000 shares of restricted stock were granted to Patrick Walters, which have all vested. Effective June 1, 2025, the 300,000 restricted stock were forfeited upon Patrick Walters’ retirement from his position as Chief Operating Officer of the Company.

In January 2024, 360,000 shares of restricted stock were granted to Keithly Garnett. One-third of such restricted stock have vested, and one-third vests in equal monthly installments over a one (1) year period commencing on the eighth month from March 25, 2025. As of April 30, 2026, the board of directors approved the acceleration of vesting for the remaining tranche 2 shares. The remaining one-third is performance-based, the vesting of which is predicated on certain performance metrics being met as set forth in Mr. Garnett’s individual grant agreement.

In January 2024, 1,000,000 shares of restricted stock were granted to Amir Heshmatpour. The foregoing restricted stock vested one hundred percent (100%) seven months following March 25, 2025.

In February 2024, 50,000 shares of restricted stock were granted to each of Dr. Victoria Medvec, Ph.D., and Bader Almonawer. The forgoing restricted stock vested one hundred percent (100%) seven months following March 25, 2025.

In October 2024, 200,000 shares of restricted stock were granted to Amir Heshmatpour. The forgoing restricted stock vested hundred percent (100%) seven months following March 25, 2025.

In February 2025, 50,000 shares of restricted stock were granted to each of Steven L. Giannotta, M.D., Jim Delshad and Ming-Fu (Alan) Chiang, M.D., Ph.D., MBA. The forgoing restricted stock vested one hundred percent (100%) seven months following March 25, 2025.

In June 2025, 200,000 shares of restricted stock were granted to Josh Neman. One-third of the restricted stock vested on January 5, 2026. One-third of the restricted stock vests thereafter in twenty-nine (29) equal monthly installments. As of April 30, 2026, the board of directors approved the acceleration of vesting for the remaining tranche 2 shares. The remaining one-third is performance-based, the vesting of which is predicated on certain performance metrics being met as set forth in Mr. Neman’s individual grant agreement.

In November 2025, 1,200,000 shares of restricted stock were granted to Amir Heshmatpour. One-half of the shares of restricted stock vested on January 2, 2026. The remaining one-half of the shares of restricted stock vest thereafter in twelve (12) equal monthly installments. 70,000 shares of restricted stock were granted to Grace Fisher, with half vesting immediately, and the remaining shares will vest two months later with ten (10) equal monthly installments. Dr. Henry Friedman as was also granted 15,000 additional shares of restricted stock, with half vesting immediately, and the remaining shares will vest two months later with ten (10) equal monthly installments. Dr. Henry Friendman was previously granted 10,000 shares of restricted stock in September 2025, with half vesting immediately, and the remaining shares vesting in equal installments over a ten (10) month period.

In March 2026, 170,000 shares of restricted stock were granted to David Suh. One-third of such restricted stock is time vested with one-third (1/3) vested on March 12, 2026, and one-third vesting at the one-year anniversary of employment with the Company. The remaining one-third is performance-based, the vesting of which is predicated on certain performance metrics being met as set forth in Mr. Suh’s individual grant agreement.

Vesting of certain restricted stock described above that was granted prior to March 25, 2025, was contingent on the completion of a listing on Nasdaq. Due to the listing condition, this restricted stock was not considered issued for accounting purposes as of December 31, 2024, and no fair value charge has been recognized in our consolidated statement of operations to these restricted stock as of December 31, 2024.

With respect to that potion of the aforementioned restricted stock that vest based upon performance criteria, the Board determined that it would be to the competitive advantage and interest of the Company and its stockholders to grant an award of restricted stock the vesting of which will be predicated on certain performance metrics being met as a whole, as an inducement to remain in the service of our Company and as an incentive for increased efforts during such service.

The number of restricted stock shares issued with performance criteria vesting metrics that are ultimately vested with respect to each grantee will depend upon the achievement of such performance metrics, taken as a whole, as set forth in each individual grant agreement. The actual number of such restricted stock vested with respect to each grantee will be determined at meetings of the Compensation Committee of the Board to be held semi-annually following the completion of the year ended December 31 at which time the Compensation Committee will certify whether it believes in its sole discretion that sufficient performance criteria have been satisfied to justify the vesting, in whole or in part, of such restricted stock. The Compensation Committee may certify in its sole discretion that all, none, or a percentage of such performance based grants should be deemed vested, and the grantee will acknowledge that certification shall be binding and non-appealable and that he/she shall have no legal right to contest such certification.

The Compensation Committee is permitted to waive any vesting conditions applicable to any stock award or grant of restricted stock.

Outstanding Equity Awards at Fiscal Year End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Amir Heshmatpour	n/a	-	-			1,200,000	$9,924,000	-	$-
Thomas Chen	n/a	-	-			222,220	$1,827,759	266,670	$2,205,361
Keithly Garnett	n/a	-	-	$		100,000	$827,000	120,000	$992,400
Josh Neman	n/a	-	-	$		132,671	$1,097,189	67,329	$556,811

Clawback Policy

Our board of directors has adopted an incentive compensation clawback policy that may be applied in the event of a material financial restatement that complies with the listing standards of Nasdaq. The clawback policy covers current and former executive officers and includes all incentive compensation. Specifically, in the event of an accounting restatement, the Company must recover, reasonably promptly, any excess incentive compensation received during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Compensation that may be recoverable under the policy includes cash or equity-based compensation for which the grant, payment or vesting is or was based wholly or in part on the attainment of a financial reporting measure. The amount to be recovered will be the excess of the incentive compensation paid based on the erroneous data over the incentive compensation that would have been paid had it been based on the restated results.

Policies and Practices for Granting Certain Equity Awards

We do not schedule equity award grants in anticipation of the release of material nonpublic information, nor do we time the release of material nonpublic information based on equity grant dates. The Company does not grant stock options, stock appreciation rights, or similar equity awards with option-like features in anticipation of the release of material nonpublic information and does not grant such types of awards as part of its equity compensation program. Furthermore, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Certain Relationships and Related Transactions, and Director Independence

Other than as disclosed below, and except for the compensation arrangements and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in “Executive Compensation,” there have been no transactions since January 1, 2022, or any currently proposed transaction or series of similar transactions to which our company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of our company, any 5% or greater shareholder of our company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

Letter of Intent - AFH Holdings and Advisory, LLC

On December 19, 2022, NeOnc Technologies, Inc. entered into an engagement agreement with AFH Holdings and Advisory, LLC (“AFH”). Amir Heshmatpour is the sole member and managing director of AFH and a member of NeOnc’s Board of Directors. AFH was engaged to assist NeOnc Technologies, Inc. in connection with its intent to effect a public listing. AFH was retained to assist NeOnc Technologies, Inc. with investor presentations and decks, coordinate the retention of an investment banker for an initial public offering, identify legal and accounting professionals to assist in connection with such public offering, identify investor relations/public relations firms, advise on private capital markets activities prior to the initial public offering and coordinate the closing process for the offering, and earned $500,000 during the year ended December 31, 2023. AFH agreed to advance costs of up to $500,000 for such professionals on our behalf to be to be paid off with proceeds of the short term loan provided to us by HCWG LLC. As of December 31, 2023, no amounts were outstanding further to such agreement. NeOnc Technologies, Inc. also agreed to effect a share exchange with NeOnc Technologies Holdings, Inc., a special purpose entity substantially beneficially owned by Amir Heshmatpour and his affiliates.

On April 7, 2023, NeOnc Technologies, Inc. entered into a Share Exchange Agreement (the “Share Exchange”) with NeOnc Technologies Holdings, Inc., whereby all of the shareholders of NeOnc Technologies, Inc. exchanged their stock in NeOnc Technologies, Inc. for a total of 10,500,000 shares of Common Stock in NeOnc Technologies Holdings, Inc. As a result, all shareholders of NeOnc Technologies, Inc. became shareholders of NeOnc Technologies Holdings, Inc. and NeOnc Technologies, Inc. became a wholly-owned subsidiary of NeOnc Technologies Holdings, Inc. At the consummation of this transaction, Amir Heshmatpour, AFH, and their affiliated entities, individuals, or assignees owned an aggregate of 34.4% of the fully diluted issued and outstanding common shares of NeOnc Technologies Holdings, Inc. For the year ended December 31, 2022, NeOnc Technologies Holdings, Inc. had no operations or assets other than cash paid by its shareholders for their shares ($450 in the aggregate) and liabilities of $50,000 pertaining to an amount owing to Mr. Heshmatpour for a professional retainer paid by him on behalf of our company.

In addition, NeOnc Technologies, Inc. agreed to retain AFH as an exclusive advisor on all financing and mergers and acquisitions for a period of two (2) years from the closing of a public offering.

On July 12, 2024, the Company amended the AFH advisory agreement section to allow for an upfront payment on the listing date of $2,500,000 and the remining amount of $8,828,565 to be paid in equal monthly installments for one year. AFH was paid a fee of $500,000 for the amendment. Mr. Heshmatpour was paid $2,500,000 following the direct listing.

Transactions with USC

On March 9, 2009, we entered into an exclusive license agreement with USC, pursuant to which USC granted a license to use certain patented technology related to the use of monoterpenes as a solvent, specifically perillyl alcohol. This technology is the basis of the current products under development by us. We agreed to issue USC 560,000 additional shares of our Common Stock and issued such shares in October 2023. Additionally, pursuant to the USC Agreement, we (1) paid USC an upfront royalty payment of $20,000, (2) granted USC 117,236 shares of Common Stock, (3) will pay USC an earned royalty of 2% of Net Sales (as that term is defined in the USC Agreement), and (4) has paid and will continue to pay annual maintenance royalties of: $5,000 due January 1, 2011, $5,000 due January 1, 2012, $10,000 due January 1, 2013, and $20,000 due January 1 thereafter. We have not paid any earned royalties date, since no products are being sold using such technology.

On November 19, 2023, the Company and USC entered into an Amended and Restated Exclusive License Agreement (the “Restated Agreement”). The Restated Agreement addressed and clarified certain reporting obligations of the Company under the license agreement with USC dated March 9, 2009, and addressed certain financial and other obligations, defaults, and deficiencies in connection with the Company’s performance.

In connection with the Restated Agreement, the Company recorded additional license fees in the amount of $230,000 to cure deficiencies in the existing license agreement related to unpaid sub-license fees within license expense in the accompanying consolidated statement of operations for the year ended December 31, 2023, and accrued within accounts payable - related parties in the accompanying consolidated balance sheet as of December 31, 2023.

We also utilize laboratory services from USC. We have incurred approximately $461,000 and $326,000 of research and development-related costs from USC for the years ended December 31, 2024 and 2023, respectively. We incurred approximately $20,000 and $41,000 of patent maintenance and legal-related expenses for the years ended December 31, 2024 and 2023, respectively. At December 31, 2024 and 2023, we owed USC approximately $272,328 and $277,000, respectively. From time to time prior to January 1, 2023, the Company has been unable to reimburse USC for such costs. Therefore, USC deducted certain amounts due to the Chairman for compensation for his services as faculty at USC to satisfy the amounts due from the Company to USC. In 2024, the Company reached an agreement to convert a portion of amount owed as of such date in the amount of $1,377,096 to 114,758 common shares at $12 per share (the share price of the most recent financing round) and is recorded as a portion of the Common Stock issued for settlement of vendor payable in the Consolidated Statements of Changes in Shareholders’ Deficit for December 31, 2024.

Accrued Compensation

The Company has incurred $785,996 and $798,743 for the years ended December 31, 2024 and 2023, respectively for compensation to the management team, all of whom are shareholders. This compensation is recorded in the consolidated statement of operations as part of general and administrative expenses. The amount accrued for compensation for the management team was $693,163 and $1,091,243 as of December 31, 2024 and 2023, respectively, and $255,099 as of September 30, 2025. On June 14, 2024, the Company reached an agreement with the management team to convert $412,500 of the outstanding accrued compensation to 34,375 shares of Common Stock at $12 per share.

Short-term Loans

In April 2023, the Company entered into a non-interest bearing, non-convertible promissory note with HCWG LLC (the “Bridge Loan”). HCWG LLC is an entity controlled by the CEO and Chairman of our Board of Directors. Borrowings under the Bridge Loan carry a 50% (or 1 times cash amounts borrowed) original issue discount (“OID”) on principal and through subsequent amendments the maximum cash borrowing was increased to $10,000,000. The outstanding amounts under this Bridge Loan were payable at the earlier of the date the Company completes an IPO or December 4, 2024 (the “Maturity Date”).

On June 14, 2024, the Company reached an agreement with HCWG LLC to convert the outstanding principal and interest on the Bridge Loan into 979,039 shares of Common Stock. As a result of this conversion, the Bridge Loan was terminated and is no longer available to the Company for borrowing.

Through June 14, 2024, the Company had received under the Bridge Loan an aggregate of $7,116,335. The OID was recognized ratably over the term of each draw-down under the Bridge Loan through the Maturity Date unless settled earlier, at which point the accretion is accelerated. On June 14, 2024, the Company reached an agreement with HCWG to convert the outstanding principal and interest on the Bridge Loan totaling $11,748,464 to 979,039 shares of Common Stock at $12 per share. The fair value of the Common Stock issued for the conversions was valued based upon the pricing from a recent financing round which was $12 a share. The difference between the carrying value of the debt as of the date of the extinguishment of $9,678,541 and the fair value of the shares issued to settle to the debt as of the date of the extinguishment of $11,748,464 is recorded as a loss on extinguishment of Bridge Loan in the accompanying consolidated statement of operations in the amount of $2,069,923. As a result of this conversion, the Bridge Loan was terminated and is no longer available to us for borrowing. Accretion of the OID for year ended December 31, 2024, amounted to $2,557,055, which is included in interest expense in the accompanying consolidated statements of operations. The Company has a receivable due from HCWG LLC totaling $138,247 which is recorded within prepaid expenses and other current assets on the consolidated balance sheets at December 31, 2025 and 2024, respectively.

For the year ended December 31, 2024
Bridge loan roll-forward
Principal outstanding	$9,802,697
Borrowings	1,368,421
OID	1,368,421
Repayments	(791,077)
Total principal outstanding before conversion	11,748,462
Conversion to Common Stock	(11,748,462)
Principal; outstanding	$-

Advances - Executive Chairman of the Board

In February 2025, Mr. Heshmatpour advanced the Company approximately $300,000. The advances carry a 50% (or 1 times amounts borrowed) original issue discount (“OID”) on the principal. In the event of default, interest is payable at on any unpaid balance at a rate of 10% per annum. Mr. Heshmatpour is to receive a total of $600,000 upon repayment of such advances, including OID, absent default. The Company shall pay the Executive Chairman the entire unpaid principal balance on the earlier of one year following the date of the effective date of the agreement or the date of the direct listing on the Nasdaq Global Market. The Company paid Mr. Heshmatpour the unpaid principal balance following the Company’s direct listing.

Stock-Based Compensation. See section titled “Equity Incentive Plans.”

Collaboration and License Agreement between NeOnc and Orient EuroPharma Co., Ltd.

On November 8, 2013, we entered into a Collaboration and License Agreement with Orient EuroPharma Co., Ltd. (“OEP”), which is partially owned by Alan Chiang, a former director, pursuant to which NeOnc licensed OEP the right to commercialize NEO100. On February 20, 2024, OEP and the Company entered into a settlement agreement whereas the Company and OEP terminated the OEP Agreement in exchange for a payment in the amount of $4,000,000 payable by the Company to OEP within ten days of the close of our initial public offering.

License Agreement by and between NeOnc Technologies and Neucen Biomedical Co., Ltd

On December 5, 2015, we entered into a License Agreement with Neucen Biomedical Co. Ltd. (“Neucen”), which is owned in part by the spouse of Dr. Ming-Fu (Alan) Chiang and Dr. Thomas C. Chen, pursuant to which NeOnc licensed to Neucen the right to commercialize NEO212. We terminated this License Agreement on May 30, 2023.

Brownstone Note

On February 17, 2022, the Company issued R & J Brownstone Trust dated September 17, 2001 (“Brownstone”) a Convertible Promissory Note (the “Brownstone Note”) in the amount of $50,000. On January 31, 2024, the Company assigned the Brownstone Note to HCWG LLC (a related party). On January 31, 2024, the Note was assigned to HCWG LLC (an entity owned by certain of our shareholders, directors, and officers) and the Note was amended to increase the principal balance to $62,500.

Line of Credit Agreement

On October 11, 2024, the Company entered into a Line of Credit Agreement with HCWG for borrowings of up to $10.0 million. Borrowings under the Line of Credit Agreement bear interest at 10.0% per annum with interest payments due on the first business day of each calendar month, with unpaid principal due by October 12, 2027. In connection therewith, the Company issued HCWG a five-year warrant to purchase up to 312,500 shares of its Common Stock at a per share exercise price of $12.00. The interest rate increases to 14% if the Line of Credit Agreement is extended. In April 2025, following the cashless exercise of the warrant, 162,500 shares of Company Common Stock were issued to HCWG.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

We also have purchased a policy of directors’ and officers’ liability insurance that will insure our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Employment Agreements

We have entered into employment agreements with certain of our executive officers related to their hiring or separation. See the section titled “Executive Compensation - Employment Agreements.”

Policies and Procedures for Related Party Transactions

Related party transactions are referred to the Audit Committee for approval. In determining whether to approve a related party transaction, the Audit Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, the ongoing nature of the any proposed relationship with the related party and any other factors the Audit Committee deems relevant. The Audit Committee will review and approve all related party transactions and any contracts or other transactions with current or former directors and executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to officers made or guaranteed by the Company. The Audit Committee generally will take the lead in reviewing related party transactions, and the Compensation Committee and the Nominating and Corporate Governance Committee generally will take the lead in reviewing related party contracts, such as consulting arrangements, termination agreements, and any other contracts or arrangements involving any compensatory or monetary terms. The Company will not enter into any such transaction unless the transaction is determined by the disinterested directors to be fair to the Company or is approved by the disinterested directors or by the stockholders. Any determination by the Company’s disinterested directors will be based on a review of the particular transaction, applicable laws and regulations, policies of the Company, and the listing standards of Nasdaq.

PROPOSAL TWO
AMENDMENT TO THE NEONC TECHNOLOGIES HOLDINGS, INC.
2023 EQUITY INCENTIVE PLAN

The Board has unanimously adopted, and is submitting for stockholder approval, an amendment to the NeOnc Technologies Holdings, Inc. 2023 Equity Incentive Plan (“Plan Amendment”) to (i) increase the number of shares of Common Stock available for grant of awards by an additional 1,000,000 shares and (ii) to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year, to continue to meet our compensation goals for current and future years and to provide sufficient authorized shares available under the Incentive Plan (the “Plan Amendment Proposal”). The Board believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons.

As of June 11, 2026, there were approximately 249,507 shares of Common Stock remaining available for issuance under the Incentive Plan out of a total of four million seven hundred sixty-four thousand five hundred and seven (4,764,507) shares of Common Stock authorized and reserved for issuance under the Incentive Plan. Accordingly, the Board has determined that there are not sufficient shares of Common Stock available under the Incentive Plan to support the Company’s intended compensation programs over the next several years. Such grants along with other awards under the Incentive Plan help the Company to attract, retain, recruit and motivate highly-qualified employees and non-employee directors.

On June 10, 2026, subject to stockholder approval, the Board approved the Plan Amendment described in this Proposal Two, and the Board is now submitting the Plan Amendment attached to this Proxy Statement as Annex A for stockholder approval. As proposed for approval, the Plan Amendment will increase the number of shares of our Common Stock issuable under the Incentive Plan by an additional 1,000,000 shares and will incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our Common Stock outstanding on the last day of the immediately preceding calendar year. As described more fully herein, we consider equity compensation to be a key component of our compensation structure.

The closing sale price of our Common Stock quoted on The Nasdaq Global Market on June 10, 2026, was $4.55 per share.

Description of the Plan Amendment

The following is a summary of the Plan Amendment:

Section 3.1 of the Incentive Plan is amended to (i) increase the number of shares of Common Stock available for grant of awards by an additional 1,000,000 shares and (ii) to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year.

Notwithstanding the foregoing, the Incentive Plan administrator may act prior to January 1 of a given year to provide that there will be no increase for such year or that the increase for such year will be a lesser number of shares of Common Stock than provided under such provision.

Description of the Plan

The following is a summary of the material terms of the Incentive Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Incentive Plan, as modified by the Plan Amendment attached to this Proxy Statement as Annex A, and it assumes that this Proposal Two is approved.

Purpose

The purpose of the Incentive Plan is to attract, motivate, and retain Employees, Consultants, and Directors (as such terms are defined in the Incentive Plan) of the Company by providing incentives that align the interests of such individuals with those of the stockholders of the Company in order to promote the success of the Company’s business.

Administration

The Incentive Plan is administered by the Compensation Committee, or, in the Board’s sole discretion, by the Board. The Compensation Committee (or Board, as applicable) has the discretionary authority (a) to construe and interpret the Incentive Plan and apply its provisions; (b) to amend and rescind rules and regulations relating to the administration of the Incentive Plan; (c) to authorize the Chief Executive and Chief Financial Officers to execute, on behalf of the Company, any instrument required to carry out the purposes of the Incentive Plan; (d) to authorize the Chief Executive and Chief Financial Officers to grant Options, Restricted Stock Awards, Restricted Share Units, or Performance Share Units per quarter to persons who are not “insiders” within the meaning of Section 16 of the Exchange Act, pertaining to such numbers of shares of Common Stock as the Committee may specify in its authorizing resolution, without prior approval of the Committee, on the condition that a full reconciliation of any and all equity grants is duly ratified at the immediately subsequent Board meeting following any issuance; (e) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act; (f) to determine when Awards are to be granted under the Incentive Plan and the applicable Grant Date; (g) from time to time to select, subject to the limitations set forth in the Incentive Plan, those eligible Award recipients to whom Awards shall be granted; (h) to determine the number of shares of Common Stock to be made subject to each Award; (i) to determine whether each Award is to be an Incentive Stock Option, a Non-qualified Stock Option, Restricted Stock, an Restricted Share Unit, a Performance Share Unit or other form of equity; (j) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant; (k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent; (l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Incentive Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Incentive Plan and any instrument or agreement relating to, or Award granted under, the Incentive Plan; and (o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Incentive Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective. The Compensation Committee has the power to delegate to a subcommittee any of the administrative powers the Compensation Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board. As used in this description, the term the “Administrator” refers to the Compensation Committee and its authorized delegates, as applicable. All other capitalized terms not defined herein have the same meanings set forth in the Incentive Plan.

Eligibility

Company employees, directors, and consultants are eligible to receive Awards under the Incentive Plan. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

Authorized Shares

Subject to adjustment as described below, the maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the Incentive Plan is currently 4,764,507 shares. If the Plan Amendment is approved by the stockholders, the maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the Incentive Plan will increase to 5,764,507. Shares of Common Stock available for distribution under the Incentive Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. Subject to adjustment in accordance with Section 10, Incentive Stock Options are subject to the limitation that, to the extent the aggregate fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which such Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Options shall be treated as nonqualified stock options (the “ISO Limit”). Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Incentive Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Incentive Plan shall not again be made available for issuance or delivery under the Incentive Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by Awards that were not issued upon the settlement of the Award.

Types of Awards

Awards that may be granted under the Incentive Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Restricted Stock and (d) Restricted Share Units, or (e) Performance Share Units, and other forms of equity as they may be added in the future. At the discretion of the Committee, each Restricted Share Unit or Performance Share Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock.

Stock Options

The Incentive Plan administrator may grant to a participant options to purchase our Common Stock that qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Incentive Plan administrator. The exercise price for stock options will be determined by the Incentive Plan administrator in its discretion, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock Options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the Incentive Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the Incentive Plan administrator’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of our Common Stock held by the participant or in any other form of consideration acceptable to the Incentive Plan administrator (including one or more forms of “cashless” or “net” exercise).

Restricted Shares and Restricted Units

The Incentive Plan administrator may award to a participant shares of common stock subject to specified restrictions. Restricted shares, or restricted stock units, are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

Performance Share Units

The Administrator may grant performance share units, which are awards subject to the achievement of performance criteria.

Adjustments Upon Changes in Stock

In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Incentive Plan and any Award Agreements, the Option Exercises Price and the maximum number of shares of Common Stock subject to all Awards stated in Section 3 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to Section 10 of the Incentive Plan, unless the Committee specifically determines that such adjustment is in the best interests of the Company or an Affiliate, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under Section 10 of the Incentive Plan will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under Section 11 of the Incentive Plan will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under Section 10 of the Incentive Plan shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.

Forfeiture Events

The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or any Affiliate.

Amendments and Termination

Unless earlier terminated by the Board, the Incentive Plan shall terminate at the close of business on the date that is one day prior to the tenth year (10th) anniversary of the Effective Date. The Board may at any time amend or terminate the Incentive Plan. Any amendments to the Incentive Plan will be conditioned on stockholder approval to the extent required by applicable law, regulations or stock exchange requirements.

Term

No awards shall be granted under the Incentive Plan after the completion of ten years from the date on which the Incentive Plan is approved by the board of directors or approved by our stockholders (whichever is earlier), but awards previously granted may extend beyond that time. No Incentive Stock Option or Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

Material U.S. Federal Income Tax Consequences of Awards Granted Under the Plan

The following is a summary of U.S. federal income tax consequences associated with awards granted under the Incentive Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local, or non-U.S. taxes, except as may be specifically noted. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options (other than ISOs). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to us, subject to the limitations set forth in the Code) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to us, subject to the limitations set forth in the Code. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Incentive Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Application of Section 409A of the Code

Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements.

While the awards that have been granted and that are to be granted pursuant to the Incentive Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code, if they are not exempt from coverage under such section, if they do not, a participant could be subject to additional taxes and interest.

Required Vote; Board of Directors Recommendation

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Approval of the Plan Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of amendment to the Incentive Plan.

Proposal Two is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal Two in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve this proposal, the Company may not be able to grant additional equity awards under the Incentive Plan. If the stockholders do not approve this proposal, the Incentive Plan will not be amended but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

APPROVAL OF THE AMENDMENT TO THE NEONC TECHNOLOGIES HOLDINGS, INC. 2023 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY AN ADDITIONAL 1,000,000 SHARES AND TO INCORPORATE PROVISION FOR ANNUAL INCREASE UNDER THE INCENTIVE PLAN ON THE FIRST DAY OF EACH CALENDAR YEAR, BEGINNING ON JANUARY 1, 2027 AND ENDING ON JANUARY 1, 2033, EQUAL TO 20% OF THE TOTAL SHARES OF OUR COMMON STOCK OUTSTANDING ON THE LAST DAY OF THE IMMEDIATELY PRECEDING CALENDAR YEAR.

PROPOSAL THREE
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUBTING FIRM

The Audit Committee has appointed CBIZ CPAs P.C. (“CBIZ”) to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2026. CBIZ has been our independent registered public accounting firm since April 2025.

We are asking our stockholders to ratify the selection of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of CBIZ to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders. The Company anticipates that a representative of CBIZ will attend the Annual Meeting. If the CBIZ representative attends the Annual Meeting, he or she will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Vote Required; Board of Directors Recommendation

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of CBIZ as our independent registered public accounting firm provided a quorum is present. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of CBIZ as the Company’s independent registered public accounting firm. Abstentions will be counted as votes against the proposal and will be considered present for the purpose of determining the presence of a quorum. Because this proposal is considered to be routine, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this Proposal Three in its discretion, even if you do not provide voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

RATIFICATION OF CBIZ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2026

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. Accordingly, 100% of audit services and non-audit services were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	For the fiscal years ended December 31,
	2025	2024
Audit Fees(1)	$304,622	322,905
Audit Related Fees(2)	$-	-
Tax Fees(3)	$-	-
All Other Fees(4)	$-	-
Total Fees:	$304,622	322,905

(1).	“Audit Fees” consist of aggregate fees for professional services provided by our auditor in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.
(2).	“Audit-Related Fees” consist of fees and expenses billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3).	“Tax Fees” consist of fees and expenses billed for professional services rendered by our auditor for tax compliance, tax advice and tax planning.
(4).	“All Other Fees” consist of aggregate fees billed for products and services provided by our auditor other than those fees disclosed above. For the years ended December 31, 2025 and 2024, the other fees consist of fees billed related to our information technology gap assessment.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1933, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.

Management is responsible for the Company’s accounting and financial reporting processes, including its internal control over financial reporting, and for preparing the Company’s consolidated financial statements. CBIZ CPAs P.C. (“CBIZ”), the Company’s independent auditor, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and CBIZ the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025. Management and CBIZ represented to the Audit Committee that the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025, were prepared in accordance with GAAP. The Audit Committee also discussed with CBIZ the matters required to be discussed by the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission.

The Audit Committee received the written disclosures and a letter from CBIZ required by the applicable requirements of the PCAOB regarding CBIZ’s communications with the Audit Committee concerning independence, and has discussed with CBIZ its independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the board of directors that the audited consolidated and combined financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

The Audit Committee also has appointed, subject to shareholder ratification, CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Respectfully submitted,

THE AUDIT COMMITTEE

Bader Almonawer, Chair
Jim Delshad
Dr. Victoria Medvec

PROPOSAL FOUR
APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE PROPOSALS

The Adjournment Proposal, if adopted, will allow us to adjourn the Annual Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals, or establish a quorum for the Annual Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning or postponing the Annual Meeting and any later adjournments, if necessary. If our stockholders approve the Adjournment Proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of one or more proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals, or establish a quorum. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against a proposal have been received, we could adjourn or postpone the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person via the live webcast or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will be counted as votes “against” the Adjournment Proposal. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, UNDER CERTAIN CIRCUMSTANCES, INCLUDING TO ESTABLISH A QUORUM AND/OR SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT ONE OR MORE OF THE FOREGOING PROPOSALS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our shares as of June 15, 2026, the Record Date by:

●	each named executive officer;

●	each of our directors;

●	our directors and executive officers as a group; and

●	each person or entity known by us to own beneficially more than 5% of our Common Stock (by number or by voting power).

In accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 25,931,865 shares of Common Stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of the Record Date. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o NeOnc Technologies Holdings, Inc., 23975 Park Sorrento, Suite 205, Calabasas, California 91302.

Name and address of Beneficial Owner	Common Stock Shares	%
5% Stockholders
Cinctive Global Master Fund (1)	1,388,888	5.4%

Executive Officers, Directors and Director Nominees
Dr. Thomas C. Chen, M.D., Ph.D.(2)	4,901,886	18.9%
Keithly Garnett(3)	284,800	*
Amir Heshmatpour(4)	7,712,097	29.7%
Dr. Victoria Medvec, Ph.D.	50,160	*
Dr. Ming-Fu (Alan) Chiang, M.D., Ph.D.(5)	1,789,553	6.9%
Bader Almonawer	50,160	*
Dr. Steven L. Giannotta	50,160	*
Jim Delshad	55,260	*
Josh Neman(6)	141,022	*
David Suh(7)	53,533	*
Directors, Director Nominees and Executive Officers as a Group (10 persons)	15,088,631	58.2%

*	Less than 1%

(1).	The address Global Master Fund Ltd is 50 Hudson Yards, 67th Floor, New York NY 10001.

(2).	Includes (i) 557,272 shares of Common Stock held directly by Dr. Chen; (ii) 2,833,961 shares held by TR Chen Third Family Limited Partnership over which Dr. Chen and his spouse have sole voting and investment control; (iii) 97,649 shares held by certain members of Dr. Chen’s family; (iv) 261,242 shares through beneficial ownership of HCWG LLC, and (v) 888,148 shares held by NeuCen Biomedical Co. Ltd.
(3).	Includes 241,200 shares of Common Stock held directly by Mr. Garnett and 44,053 shares representing Mr. Garnett’s 4.3% interest in shares held by HCWG LLC. Does not include 120,000 shares of restricted Common Stock that are performance based.
(4).	Includes (i) 3,072,000 shares of Common Stock held directly by Mr. Heshmatpour and certain members of his family; and 1,200,000 shares of restricted stock of which 600,000 shares are vested and 600,000 shares vest monthly in equal installments beginning February 2026; (ii) 3,714,020 shares held by AFH Holding and Advisory, LLC, of which Mr. Heshmatpour is the sole member and over which he has sole voting and investment control; (iii) 550,000 shares of our Common Stock held of record by KIG LLC of which Mr. Heshmatpour’s spouse exercises sole voting and investment control; and (iv) 256,120 shares representing Mr. Heshmatpour’s 25% interest in HCWG LLC.
(5).	Includes (i) 88,842 shares held directly by Dr. Chiang and certain members of Dr. Chiang’s family; (ii) 29,309 shares held by Orion Biomed Inc. and were transferred to NeuCen Biomedical Co. Ltd., which is owned in part by Dr. Chiang; (iii) 888,148 shares held by NeuCen Biomedical Co., Ltd., which is owned in part by Dr. Chiang’s spouse; and (iv) 384,180 shares representing Dr. Chiang’s 37.5% interest in HCWG LLC.
(6).	Includes 67,000 shares of restricted Common Stock that vest in 29 equal tranches starting on February 5, 2026. Does not include 67,000 shares of restricted Common Stock that are performance based.
(7).	Includes 58,333 shares of restricted Common Stock that will vest on March 1, 2027. Does not include 58,334 shares of restricted Common Stock that are performance based.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2027 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to the Company’s Corporate Secretary, which must be received at our executive office on or before May 16, 2027 (unless the date of next year’s annual meeting is advanced by more than 30 days from the anniversary date of this year’s meeting or delayed more than 60 days after such anniversary date, in which case such proposals must be received no earlier than 120 days before the actual meeting date and no later than the later of the 90th day before the 2027 meeting or the 10th day after public announcement of the 2027 meeting date). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2027 proxy solicitation materials or consideration at the 2027 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

To be eligible for consideration at the 2027 Annual Meeting of Stockholders, any proposal that is a proper subject for consideration which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) and any nomination for director must comply with the procedures specified in our Bylaws. These procedures require, among other things, that any such proposal or nomination be received by the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the 2027 Annual Meeting of Stockholders, proposal must be received between April 16, 2027 and May 16, 2027. Any stockholder considering submitting a nominee or proposal for action at our 2027 Annual Meeting of Stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 15, 2027.

All submissions to, or requests of, should be made to NeOnc Technologies Holdings, Inc., Attn: Corporate Secretary, 23975 Park Sorrento, Suite 205, Calabasas, California 91302.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as an appendix to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document referenced herein or included as an appendix to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about any proposal by contacting us at the following address:

NeOnc Technologies Holdings, Inc.

Attn: Corporate Secretary

23975 Park Sorrento, Suite 205
Calabasas, California 91302

STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Corporate Secretary, NeOnc Technologies Holdings, Inc., 23975 Park Sorrento, Suite 205, Calabasas, California 91302, specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a NeOnc Technologies Holdings, Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, we will forward your letters to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors does not intend to present at the Annual Meeting any other matters than those described herein and does not know of any other matters that will be presented by other parties. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors,

/s/ Amir Heshmatpour
Amir Heshmatpour
Dated: June 23, 2026	Executive Chairman, Chief Executive Officer and President
Calabasas, California

ANNEX A

SECOND AMENDMENT TO THE

NEONC TECHNOLOGIES HOLDINGS, INC.

2023 EQUITY INCENTIVE PLAN

THIS SECOND AMENDMENT (the “Second Amendment”) to the NeOnc Technologies Holdings, Inc. 2023 Equity Incentive Plan (as amended from time to time, the “Plan”), is made and adopted by NeOnc Technologies Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based awards;

WHEREAS, Section 12.1 of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan from time to time, except that any amendment relating to adjustments upon changes in Common Stock must be approved by the stockholders of the Company;

WHEREAS, the Board now desires to amend the Plan to change the number of shares of Common Stock available for the grant of awards under the Plan, subject to the approval of the Company’s stockholders.

NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the Company’s stockholders, the Plan shall be amended as set forth below:

1.	Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:

Subject to adjustment in accordance with Section 10, no more than five million seven hundred sixty-four thousand five hundred and seven (5,764,507) shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year (the “Plan Amendment Proposal”). In addition, the Total Share Reserve shall automatically increase on the first day of each calendar year, beginning on January 1, 2027 and continuing through January 1, 2033, by a number of shares of Common Stock equal to twenty percent (20%) of the total number of shares of Common Stock outstanding on the last day of the immediately preceding calendar year. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

FURTHER RESOLVED, that except as amended hereby, the Plan shall continue to read in the current state and is specifically ratified and reaffirmed.

[Remainder of Page Intentionally Left Blank]

A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company.

NEONC TECHNOLOGIES HOLDINGS, INC.

By:
Name:	Amir Heshmatpour
Title:	Chief Executive Officer, President

A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 13, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NTHI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

T01183-P54916

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEONC TECHNOLOGIES HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two Class I directors to serve for a three-year term ending as of the annual meeting in 2029.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Victoria Medvec, Ph.D.
02) Steven L. Giannotta, M.D.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y THIS PROXY CARD IS V ALID ON L Y WHEN SIGNED AND D A TED. T01183 - P54916 Nominees: 1) V ictoria Medvec, Ph.D. 2) Steven L. Giannotta, M.D. The Boa r d of Di r ectors r ecommends you vote FOR the following p r oposals: Please sign exactly as your name(s) appear(s) he r eon . When signing as attor ne y , executo r , administrato r , or other fiduciar y , please give full title as such . Joint owners should each sign personall y . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized o f fice r . 2. T o app r ove an amendment to the Company ’ s 2023 Equity Incentive Plan, as amended (the “Incentive Plan”) to (i) inc r ease the number of sha r es available for grant of awa r ds by an additional 1 , 000 , 000 sha r es and (ii) to incorporate p r ovisions for annual inc r eases under the Incentive Plan on the first day of each calendar yea r , beginning on January 1 , 2027 and ending on January 1 , 2033 , equal to 20 % of the total sha r es of our common stock outstanding on the last day of the immediately p r eceding calendar yea r . 4. T o app r ove adjou r nment of the Annual Meeting to a later date or dates, if necessary or app r opriate, under certain ci r cumstances, including to establish a quorum and/or solicit additional p r oxies if the r e a r e insu f ficient votes to adopt one or mo r e of the fo r egoing p r oposals. NOTE: Such other business as may p r operly come befo r e the meeting or any adjou r nment the r eof. 3. T o ratify the appointment of CBIZ C P As P .C. as the independent r egiste r ed public accounting firm of the Company for the fiscal year ending December 31, 2026. Fo r Wi thh o l d F o r All A ll Al l Except ! ! ! T o withhol d authorit y t o vot e for an y individual nominee(s) , mar k "Fo r Al l Except " an d writ e the number(s ) o f th e nominee(s ) o n th e lin e belo w . 1. T o elect two Class I di r ectors to serve for a th r ee - year term ending as of the annual meeting in 2029. Fo r Agains t Abstain ! ! ! ! ! ! ! ! ! NEONC TECHNOLOGIES HOLDINGS, INC. The Boa r d of Di r ectors r ecommends you vote FOR the following: NEONC TECHNOLOGIES HOLDINGS, INC. 23975 P ARK SORRENTO, SUITE 205 CALABASAS, CALIFORNIA 91302 VOTE BY INTERNET Before The Meeting - Go to ww w . p r oxyvote . com or scan the QR Ba r code above Use the Inte r net to transmit your voting instructions and for elect r onic delivery of information up until 11 : 59 p . m . Easte r n T ime on August 13 , 2026 . Have your p r oxy ca r d in hand when you access the web site and follow the instructions to obtain your r eco r ds and to c r eate an elect r onic voting instruction form . During The Meeting - Go to ww w . virtualsha r eholdermeeting . com/NTHI 2026 Y ou may attend the meeting via the Inte r net and vote during the meeting . Have the information that is printed in the box marked by the ar r ow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Easte r n T ime on August 13 , 2026 . Have your p r oxy ca r d in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your p r oxy ca r d and r etur n it in the postage - paid envelope we have p r ovided or r etur n it to V ote Pr ocessing, c/o B r oadridge, 51 Me r cedes W a y , Edgewood, NY 11717 . SCAN T O VIE W M A TERIAL S & VO TE

T01184-P54916

The undersigned stockholder(s) hereby appoint(s) Amir Heshmatpour and Keithly Garnett, and either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NEONC TECHNOLOGIES HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Pacific Time on August 14, 2026, virtually at www.virtualshareholdermeeting.com/NTHI2026, and any adjournment or postponement thereof.

Continued and to be signed on reverse side

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Annual Meeting: The Notice and P r oxy Statement, Form 10 - K and Form 10 - K/A a r e available at ww w .p r oxyvote.com. T01184 - P54916 NEONC TECHNOLOGIES HOLDINGS, INC . ANNUAL MEETING OF STOCKHOLDERS AUGUST 14 , 2026 10 : 00 A . M . Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Th e undersigne d stockholder(s ) hereb y appoint(s ) Ami r Heshmatpou r an d Keithl y Ga r nett , an d eithe r o f them , a s proxies , eac h with ful l powe r o f substitutio n an d r evocation , an d hereb y authorize(s ) eac h o f the m t o represen t an d t o vote , a s designate d o n the revers e sid e o f thi s ballot , al l o f th e share s o f Commo n Stoc k o f NEON C TECHNOLOGIE S HOLDINGS , INC . that th e stockholder(s) is/ar e entitle d t o vot e a t th e Annua l Meetin g o f Stockholder s t o b e hel d a t 10 : 0 0 A . M . Pacifi c T im e o n Augus t 14 , 2026 , virtuall y at ww w . virtualsha r eholdermeeting . com/NTHI 2026 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on r everse side